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                                                                  EXHIBIT 10.3
                                 AUTODESK, INC.

                          1990 DIRECTORS' OPTION PLAN


     1.  Purposes of the Plan.  The purposes of this Directors' Option Plan are
         --------------------
to attract and retain highly skilled individuals as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be "non-statutory stock options."

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

         (a)  "Board" means the Board of Directors of the Company.
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         (b)  "Code" means the Internal Revenue Code of 1986, as amended.
               ----

         (c) "Common Stock" means the Common Stock of the Company, par value
              ------------
$0.01 per share.

         (d) "Company" means Autodesk, Inc., a Delaware corporation.
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         (e) "Director" means a member of the Board.
              --------

         (f) "Employee" means any person, including officers and Directors,
              --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee or consulting fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company unless the Director and the Company agree that, as a result of payment of such fees in connection with services rendered, such Director should not be considered an Outside Director.

         (g) "Exchange Act" means the Securities Exchange Act of 1934, as
              ------------
amended.

         (h) "Fair Market Value" means, as of any date, the value of Common
              -----------------
Stock determined as follows:

         (i) If the Common Stock is listed on any established stock exchange or national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a Share of Common Stock shall be the closing sale price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange (or, if more than one, on the exchange with the greatest volume of trading in the Company's Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

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     (ii) If the Common Stock is quoted on Nasdaq (but not on the National
Market) or regularly quoted by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

     (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

     (i) "Option" means an option to purchase Common Stock granted pursuant to
          ------
the Plan.

     (j) "Optioned Stock" means the Common Stock subject to an Option.
          --------------

     (k) "Optionee" means an Outside Director who receives an Option.
          --------

     (l) "Outside Director" means a Director who is not an Employee.
          ----------------

     (m) "Plan" means this 1990 Directors' Option Plan.
          ----

     (n) "Purchaser" means an Outside Director who purchases Restricted Stock.
          ---------

     (o) "Restricted Stock" means Shares granted to and purchased by Outside
          ----------------
Directors in accordance with Section 4(c) of this Plan.

     (p) "Restricted Stock Award" means the Company's grant of Restricted Stock
          ----------------------
pursuant to Section 4(c) of the Plan.

     (q) "Share" means a share of the Common Stock, as adjusted in accordance
          -----
with Section 11 of the Plan.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 11 of
         -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 440,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). If Shares are forfeited to the Company pursuant to a Restricted Stock agreement, such Shares shall be returned to the Plan and shall become available for reissuance under the Plan, unless the Plan shall have been terminated. However, such Shares shall not return to the Plan if the persons to whom they were originally issued receive the benefits of

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ownership of such Shares (other than voting), as such concept is interpreted from time to time by the Securities and Exchange Commission in the context of Rule 16b-3.

     4.  Administration of and Grants under the Plan.
         -------------------------------------------

     (a) Administration.  Except as otherwise required herein, the Plan shall be
         --------------
administered by the Board. All grants of Options and Restricted Stock to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

     (b)  Option Grants.
          -------------

     (i) No person shall have any discretion to select which outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

     (ii) Each Outside Director who joins the Board on or after June 30, 1995 shall be automatically granted an Option to purchase 15,000 Shares (the "Initial Option") upon the date of the first meeting of the Board at which such person first serves as a Director (which shall be (i) in the case of a director elected by the stockholders of the Company, the first meeting of the Board of Directors after the meeting of stockholders at which such director was elected or (ii) in the case of a director appointed by the Board to fill a vacancy, the meeting of the Board at which such director is appointed); provided, however, that no option shall become exercisable under the Plan until stockholder approval of the Plan has been obtained in accordance with Section 16 hereof.

     (iii) Effective as of the annual stockholder meeting to be held June 27, 1996 and on the date of each subsequent annual stockholder meeting during the term of this Plan, each Outside Director shall automatically receive an additional option to purchase 10,000 Shares (the "Annual Option"), provided that
(1) the Annual Option shall be granted only to an outside Director who has served on the Board for at least six full months prior to the date of grant and
(2) the grant of an Annual option shall be subject to the person's continued service as an outside Director.

     (iv) The terms of each Option granted hereunder shall be as follows:

     (1) Each Option shall terminate, if not previously exercised or otherwise terminated, on a date ten (10) years after the date of grant.

     (2) Each Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

     (3) The exercise price per Share of each Option shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

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     (4) Each Option shall become exercisable in installments cumulatively as to
34%, 33% and 33%, respectively, of the Optioned Stock as of the date of each of the three (3) succeeding annual stockholder meetings, based on the Director's continued service on the Board, for a total vesting period of approximately three (3) years.

     (v) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     (c)  Restricted Stock Awards.
          -----------------------

     (i) No person shall have any discretion to select which Outside Directors shall receive Restricted Stock Awards or to determine the number of Shares to be covered by Restricted Stock awarded to Outside Directors; provided, however, that nothing in this Plan shall be construed to prevent an Outside Director from declining to receive a Restricted Stock Award under this Plan.

     (ii) Effective as of the annual stockholder meeting to be held June 27, 1996 and on the date of each subsequent annual stockholder meeting during the term of this Plan, each Outside Director shall automatically receive a Restricted Stock Award for that number of Shares determined by dividing (1) the product of (a) fifty percent (50%) of the cash value of his or her annual retainer as a Director multiplied by (b) 1.2, by (2) the Fair Market Value of a Share on that date, rounded to the nearest whole Share, provided that on the date of grant of any such Restricted Stock Award such person is an Outside Director; and provided further that sufficient Shares are available under the Plan for the grant of such Restricted Stock Award.

     (iii) Effective as of the annual stockholder meeting to be held in 1997 and on the date of each subsequent annual meeting during the term of this Plan, each Outside Director may elect to receive any or all of the remaining cash balance of his or her annual retainer as a Director in the form of a Restricted Stock Award by making an election (the "Election"). The Election must be in writing and delivered to the Secretary of the Company at least six (6) months before the next annual stockholder meeting. Any Election made by an Outside Director pursuant to this subsection 4(c)(iii) shall be irrevocable. Effective as of the annual stockholder meeting next following an Election, the Outside Director shall receive a Restricted Stock Award for that number of Shares determined by dividing (1) the product of (a) the amount of his or her annual retainer as a Director covered by the Election, multiplied by (b) 1.2, by (2) the Fair Market Value of a Share on that date, rounded to the nearest whole Share, provided that on the date of grant of any such Restricted Stock

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Award such person is an Outside Director; and provided further that sufficient
Shares are available under the Plan for the grant of such Restricted Stock
Award.

     (iv) The terms of a Restricted Stock Award granted hereunder shall be as follows:

     (1) the purchase price shall be $.01 per Share (the par value of the Company's Common Stock); and

     (2) Subject to Sections 9(d) and 11(c), Restricted Stock shall vest on the date of the following year's annual stockholder meeting, provided that the Purchaser is an Outside Director on such date.

     (d) Powers of the Board.  Subject to the provisions and restrictions of the
         -------------------
Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 2(h) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan;
(iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Restricted Stock Award previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (e) Effect of Board's Decision.  All decisions, determinations and
         --------------------------
interpretations of the Board shall be final.

     5.  Eligibility.  Options and Restricted Stock Awards may be granted only
         -----------
to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) and all Restricted Stock Awards shall be automatically granted in accordance with the terms set forth in Section 4(c).

     The Plan shall not confer upon any Optionee or Purchaser any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6.  Term of Plan.  The Plan shall become effective upon the earlier to
         ------------
occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

     7.  Option Exercise Price and Consideration.
         ---------------------------------------

     (a) Exercise Price.  The per Share exercise price for Optioned Stock shall
         --------------
be 100% of the Fair Market Value per Share on the date of grant of the Option.

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     (b) Form of Consideration.  The consideration to be paid for the Shares to
         ---------------------
be issued upon exercise of an Option may consist of (i) cash, (ii) check, or
(iii) other shares of the Company's Common Stock which, in the case of Shares acquired upon exercise of an Option, either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised.

     8.  Exercise of Option.
         ------------------

     (a) Procedure for Exercise; Rights as a Stockholder.  Any Option granted
         -----------------------------------------------
hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

     Except as otherwise provided in Section 3, exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the option, by the number of Shares as to which the option is exercised.

     (b) Rule 16b-3.  Options granted to Outside Directors must comply with the
         ----------
applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     (c) Termination of Status as a Director.  If an Outside Director ceases to
         -----------------------------------
serve as a Director, he may, but only within seven (7) months after the date he ceases to be a Director of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term has expired. To the extent that the Director was not entitled to exercise an Option at the date of such

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

termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     (d) Disability of Optionee.  Notwithstanding the provisions of Section 8(c)
         ----------------------
above, in the event an Optionee is unable to continue his service as a Director as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within twelve (12) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term has expired. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     (e) Death of Optionee.  In the event of the death of an Optionee during the
         -----------------
term of an Option, the Option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable and may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. Notwithstanding the foregoing, in no event may the Option be exercised after its term has expired.

     9.  Restricted Stock.
         ----------------

     (a) Procedure for Purchase.  Following a Restricted Stock Award in
         ----------------------
accordance with Section 4(c), the Board shall notify the offeree in writing of the terms, conditions and restrictions relating to the offer, and the offeree shall have ninety (90) days following receipt of such notice within which to accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in such form as the Board shall approve.

     (b) Rights as a Stockholder.  Until the issuance (as evidenced by the
         -----------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing Restricted Stock, no right to vote or to receive dividends or any other rights as a stockholder shall exist with respect to purchased Shares. A share certificate for the number of Shares of Restricted Stock purchased shall be issued to the Purchaser as soon as practicable after purchase of the Restricted Stock. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

     (c) Termination of Continuous Status as a Director.  In the event a
         ----------------------------------------------
Purchaser's Continuous Status as a Director terminates prior to vesting (other than by reason of the Purchaser's death). Restricted Stock shall be forfeited by the Purchaser without any consideration therefor.

     (d) Death.  In the event a Purchaser's Continuous Status as a
         -----------------
Director terminates by reason of the Purchaser's death,

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the Purchaser's Restricted Stock shall become fully vested as of the date of death.

     (e) Shares Available Under the Plan.  Except as otherwise provided in
         -------------------------------
Section 3 hereof, a purchase of Restricted Stock as provided hereunder shall result in a decrease in the number of Shares that thereafter shall be available under the Plan, by the number of Shares of Restricted Stock purchased.

     (f) Rule 16b-3.  Restricted Stock Awards to Outside Directors must comply
         ----------
with the applicable provisions of Rule 16b-3 of the Exchange Act and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     10.  Non-Transferability of Options and Restricted Stock Awards.  Options
          ----------------------------------------------------------
and Restricted Stock Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. Options may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset
          ----------------------------------------------------------------------
Sale or Change of Control.
- - -------------------------

     (a) Changes in Capitalization.  Subject to any required action by the
         -------------------------
stockholders of the Company, the number of Shares covered by each outstanding Option and Restricted Stock Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Options or Restricted Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or repurchase or forfeiture of Restricted Stock, as well as the price per Share covered by each such outstanding Option, as applicable, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, spin off, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option or Restricted Stock Award.

     (b) Dissolution or Liquidation.   In the event of a proposed dissolution or
         --------------------------
liquidation of the Company, Options and Restricted Stock shall become fully vested and, in the case of Options, fully exercisable, including as to Shares as to which it would not otherwise be exercisable.

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

To the extent an Option or Restricted Stock Award remains unexercised at the time of the dissolution or liquidation, the Option or Restricted Stock Award shall terminate.

     (c) Merger or Asset Sale.  In the event of a merger of the Company with or
         --------------------
into another corporation or the sale of substantially all of the assets of the Company, Restricted Stock shall fully vest and outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a parent or subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(c) through (e) above.

     If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

     For the purposes of this Section 11(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

     12.  Amendment and Termination of the Plan.
          -------------------------------------

     (a) Amendment and Termination.  The Board may at any time amend, alter,
         -------------------------
suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee or Purchaser under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required. Notwithstanding the foregoing, the provisions set forth in Sections 4(b) and 4(c) of this Plan (and any additional Sections of this Plan as required by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, as amended, or the rules thereunder.

     (b) Effect of Amendment or Termination.  Any such amendment or termination
         ----------------------------------
of the Plan shall not affect Options or Restricted Stock already granted and such Options and Restricted Stock shall remain in full force and effect as if this Plan had not been amended or terminated.

     13.  Time of Granting Options or Restricted Stock Awards.  The date of
          ---------------------------------------------------
grant of an Option or Restricted Stock Award shall, for all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Outside Director to whom an Option or Restricted Stock Award is so granted within a reasonable time after the date of such grant.

     14.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option or Restricted Stock Award unless the exercise of such Option or Restricted Stock Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option or Restricted Stock Award, the Company may require the person exercising such Option or Restricted Stock Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16.  Agreements.  Options and Restricted Stock Awards shall be evidenced by
          ----------
written option agreements in such form as the Board shall approve.

     17.  Stockholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the adoption of the Plan. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                      -10-